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Exhibit 99.1

                              TRUSTEE'S DISTRIBUTION STATEMENT

                              TO THE HOLDERS OF:           97-BELLSOUTH-1
                              The Bank of New York, as Trustee under the
                              Corporate Bonds Backed Certs.                   Z
                              Class A-1 Certificates
                              CUSIP NUMBER:                219-87H-AL9

in accordance with the Standard Terms and Conditions of Trust, The Bank of
New York, as trustee submits the following cash basis statement for the period
ending :                                                       January 15, 1998

INTEREST ACCOUNT
Balance as of             December 16, 1997                                   0
      Schedule Income received on securities..................          1285593
      Unscheduled Income received on securities...............                0
      Schedule Interest received from Swap Counterparty.......                0
      Unscheduled Interest received from Swap Counterparty....                0
      Interest Received on sale of Securties...............                   0
LESS:
      Distribution to Beneficial Holders..............         1282593
      Distribution to Swap Counterparty...............               0
      Trustee Fees....................................            2250
      Fees allocated for third party expenses......                750
Balance as of              January 15, 1998           Subtotal           494407


PRINCIPAL ACCOUNT
Balance as of             December 16, 1997                                   0
      Scheduled Principal payment received on securities......           494407
      Principal received on sale of securities.............                   0
LESS:
      Distribution to Beneficial Holders..............          494407
      Distribution to Swap Counterparty...............               0
Balance as of              January 15, 1998           Subtotal                0
                                                      Balance                 0
                    UNDERLYING SECURITIES HELD AS OF: January 15, 1998

Principal                                   Title of Security
Amount                                      LEHMAN CORP BD-BACKED CERTIFICATES
            50000000                        CUSIP# : 079-857-AF5